EXHIBIT 10.1
First Amendment to
Drug Product Production and Clinical Supply Agreement
     This First Amendment (the “Amendment”) is entered into and effective as of June 25, 2007 (the “Amendment Date”) for the purpose of amending that certain Drug Product Production and Clinical Supply Agreement dated August 15, 2006 (the “Agreement”) by and between Altus Pharmaceuticals Inc., a Delaware corporation (“Altus”), and Althea Technologies, Inc., a Delaware corporation (“Althea”). Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Agreement.
     Whereas, the Parties had not reached agreement on a final Schedule 1 pursuant to Section 3.2 of the Agreement,
     Whereas, the Parties desire to resolve any differences and mutually agree to a modified Schedule 1, along with related pricing and payment structure changes to reflect changes to the expectations of the Parties and to facilitate the efficient completion of the Project Plan; and
     Now, Therefore, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1. Amendment and Restatement of Schedule 1. Schedule 1 to the Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A to this Amendment (the “Restated Schedule”). All references in Schedule 1 in the Agreement, shall, as of the Amendment Date, be deemed to be references to the Restated Schedule. The Parties acknowledge that the Restated Schedule includes all activities to be performed under the Agreement through production of the [***] Batch. The Parties agree that performances of the activities set forth on the Restated Schedule, and substantial compliance with the timelines by the Parties in the Restated Schedule are [***] of the Parties under the Agreement, as amended by this Amendment. The Parties expect that the [***] Batches to be produced pursuant to Section 4.1 of the Agreement will be completed no later than [***], and Altus acknowledges that a [***] in such [***] will require one or more change orders as described in paragraph 4 of this Amendment.
2. Work Performed As of the Amendment Date. The Parties agree that, notwithstanding any provision of the Agreement or any other correspondence or communication between the Parties to the contrary, the total amount due by Altus for all work performed by Althea pursuant to the Agreement (other than the facilities modification payment of [***] previously paid by Altus to Althea and excluding work pursuant to the change orders referred to in Section 4 below) up to and including the Amendment Date is [***]. Of such amount, Althea acknowledges that it has already

1.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED
SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT
TO THE COMPANY’S APPLICATION REQUESTING CONFIDENTIAL
TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT.

received [***] (consisting of all payments due to Althea and paid by Altus within [***] days of the Effective Date pursuant to Sections 5.2 ([***] and [***]), 5.3 ([***]), 5.4 ([***]), and 5.5 ([***])). Altus further agrees to pay upon execution of this Amendment:
     (a) an additional [***] in consideration for services performed by Althea as of the Amendment Date; and
     (b) [***] for the first validation run for syringes (media fill), which was conducted by Althea on [***].
3. Work Performed on or After the Amendment Date. Subject to paragraph 4 of this Amendment, the Parties agree that, beginning as of the Amendment Date, all additional work related to the specific activities described in the Restated Schedule shall be paid as currently provided in the Agreement. For avoidance of doubt, this includes the following activities more precisely described on the Restated Schedule:
     (a) installation of the Equipment (including the skid), IQ, OQ and PQ validation and cleaning validation under Section 3.3 of the Agreement;
     (b) Process technology transfer work under Section 3.4 of the Agreement, including all necessary process documentation;
     (c) analytical methods technology transfer under Section 3.5 of the Agreement;
     (d) validation runs under Section 3.6, and all work necessary to enable Althea to perform the services outlined in Article 4 of the Agreement, except for any work expressly required by the Agreement to be performed at Althea’s cost; and
     (e) additional buffer runs at the prices set forth in Section 5.3 of the Agreement in addition to the initial buffer run contemplated by Section 3.4 of the Agreement.
4. Change Orders. Notwithstanding the provisions of paragraph 3 of this Amendment:
     (a) the Parties acknowledge and agree that the work described in Contract Change Order Nos. 6, 11, 13, 17 and 18 attached as Exhibit B to this Amendment were not contemplated by the Agreement and that the payment amounts set forth in the Agreement do not cover such work. Altus hereby approves each such change order and all amounts payable to Althea as specified in each such change order shall be due and payable within [***] days after receipt by Altus of an invoice from Althea relating thereto; and
     (b) the Parties further acknowledge and agree that any additional change to the Project Plan, or to Altus’ requirements with respect to Production of Drug Product pursuant to Articles 3, 4 and 5 of the Agreement (including, without limitation, [***] in addition to that specified by Althea as of the Amendment Date), that Altus may propose

2.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED
SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT
TO THE COMPANY’S APPLICATION REQUESTING CONFIDENTIAL
TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT.

will require a written change order signed by at least one of each Party’s representatives on the Steering Committee (for change orders up to [***]) and a written change order executed by both Parties (for change orders equal to or in excess of [***]). If Altus proposes any such change, Althea shall submit a written price proposal to Altus, which will note any delays that Althea anticipates will result from such change, and Althea shall not be required or authorized to implement such change unless and until the Parties agree in writing on the price to be paid by Altus for such work.
     5. [***] to Compensation Structure. Altus acknowledges that processing of additional change orders may result in significant administrative time and expense on Althea’s part, and that project delays and/or price increases are likely to result from additional change orders. Accordingly, if, at any time on or after [***] days from the Amendment Date, [***] of the Steering Committee determines in good faith that the pricing structure as outlined in the Agreement and modified by paragraphs 3 and 4 of this Amendment (i.e., fixed fee plus additional charges for change orders) is no longer [***] or [***] in light of (i) [***] in the [***] resulting from circumstances outside [***] and/or (ii) the [***] and/or [***] of change(s) to the Project Plan or Drug Product requirements requested by Altus, such Steering Committee [***] shall so notify the other Party’s representatives on the Steering Committee, and the Parties shall promptly meet and consider in good faith an [***] of [***] the [***] to Althea for its services under the Agreement.
6. Arrival and Functionality of Equipment; Delays.
     (a) In addition to the amounts specified above in this Amendment (or specified in the Agreement and referenced in this Amendment), it is anticipated the production skid and tanks required to manufacture the Drug Product arrived at Althea’s facilities fully functional and operational, subject to customary and reasonable adjustments in the installation and start up phase, in each case as reasonably necessary for installation of such equipment and for manufacturing of the Drug Product (“Operational”). If at any time it is determined [***] (unless such [***]), [***] shall pay to Althea [***], but not more than [***], for the period such [***] (the [***]). In such event, [***]. The payment of such [***] shall not exceed the amount accrued from the date it is determined that such [***] to the end of such [***] period. Altus shall be responsible for the cost associated with the removal of such equipment from the Facility and the subsequent return and replacement of such equipment to the Facility. [***] shall meet and [***] shall reschedule the planned manufacturing activities pursuant to the notice provisions of Section 4.1 of the Agreement.
     (b) All amounts payable to Althea under this paragraph 6 shall be due and payable within [***] days after receipt of an invoice from Althea.
7. Facility Usage and Reservation. In addition to the amounts specified above in this Amendment (or specified in the Agreement and referenced in this Amendment), and in further consideration of resolving the Parties’ performance obligations under the Restated Schedule, Altus shall pay to Althea [***] as follows:

3.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED
SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT
TO THE COMPANY’S APPLICATION REQUESTING CONFIDENTIAL
TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT.

     (a) [***] by [***];
     (b) [***] by [***];
     (c) [***] by [***]; and
     (d) [***] by [***];
In addition, in the event that Altus’ usage of the Facility extends beyond the timeline set forth in the Restated Schedule (and such extension is due to Altus’ election or is otherwise directly and primarily caused by Altus or a third party acting at Altus’ request or direction), such extension would be implemented through one or more written change order(s) in accordance with Section 4(b) above (it being understood that the daily and weekly rates for such extended usage would be [***] set forth in the [***] and that such change order(s) would allow for a [***], an associated [***], and related matters as set forth [***]). For the avoidance of confusion, the Parties acknowledge that the production of the [***] and [***] Batches as contemplated by Section 4.1 of the Agreement shall not be deemed to constitute usage of the Facility beyond the timeline set forth in the Restated Schedule for purposes of this Section 7, provided that Altus has complied with the advance notice requirements of Section 4.1 with respect to such Batches.
8. Success Bonus Payment. Altus confirms its obligation to pay the success bonus payment provided for in, and in accordance with the terms of, Section 5.7 of the Agreement, and the Parties acknowledge that they have mutually agreed to the timeline set forth in the Restated Schedule for the purpose of Section 5.7; provided that if Production of the first Batch has not been completed by [***] and [***] or is [***], the success bonus payment specified in Section 5.7 of the Agreement shall become immediately due and payable.
9. Steering Committee. Each Party shall appoint 3 members to the Steering Committee. Altus confirms that its Steering Committee members are: [***], [***] and [***]. Althea confirms that its Steering Committee members are: [***], [***], and [***].
10. Effectiveness of Agreement. Except as specifically amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect.
11. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument.
[SIGNATURE PAGE FOLLOWS]

4.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED
SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT
TO THE COMPANY’S APPLICATION REQUESTING CONFIDENTIAL
TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT.

     In Witness Whereof, the Parties hereto have duly executed this Amendment as of the Amendment Date.

Altus Pharmaceuticals Inc.		Althea Technologies, Inc.

By:	/s/ Sheldon Berkle	By:	/s/ W. Alan Moore

	Name: Sheldon Berkle		Name: W. Alan Moore
	Title: President and Chief Executive Officer		Title: Executive Vice President and Chief Business Officer

5.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED
SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT
TO THE COMPANY’S APPLICATION REQUESTING CONFIDENTIAL
TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT.

Exhibit A
Amended and Restated Schedule 1

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED
SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT
TO THE COMPANY’S APPLICATION REQUESTING CONFIDENTIAL
TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT.

ALTU-238 Project Plan
[***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED
SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT
TO THE COMPANY’S APPLICATION REQUESTING CONFIDENTIAL
TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT.

Exhibit B
Change Orders Submitted as of the Amendment Date

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED
SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT
TO THE COMPANY’S APPLICATION REQUESTING CONFIDENTIAL
TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT.

Contract Change Order No. 6
Altus Pharmaceuticals, Inc. ALTU-238 Phase III Manufacturing

To: [***]	Change Order No: 6
Manager, Contract Manufacturing	Change Order Date: 05-02-07
Altus Pharmaceuticals Inc.
125 Sidney Street
Cambridge, MA 02139-4807
Althea Contact: [***]
Telephone No: [***]	Office: [***]
Fax No: (617) 299-2899	Fax: [***]
Email: [***]@altus.com	Email: [***]@altheatech.com

Change Order Description	Qty	Unit Price	Total Price

	[***]	[***]	[***]
[***]

[***]

[***]
[***]
[***]
[***]

TOTAL			[***]

Pursuant to the terms and conditions of the Drug Product Production and Clinical Supply Agreement dated August 16, 2006 by and between Altus Pharmaceuticals, Inc. and Althea Technologies, Inc. Signatures below acknowledge agreement with the quotation description of services.

ALTUS PHARMACEUTICALS, INC	ALTHEA TECHNOLOGIES, INC.

PRINT NAME	PRINT NAME

TITLE	TITLE

SIGNATURE	SIGNATURE

DATE	DATE

ALTUS PURCHASE ORDER NUMBER

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED
SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT
TO THE COMPANY’S APPLICATION REQUESTING CONFIDENTIAL
TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT.

Contract Change Order No. 11
Altus Pharmaceuticals, Inc. ALTU-238 Phase III Manufacturing

To: [***]	Change Order No: 11
Manager, Contract Manufacturing	Change Order Date: 06-06-07
Altus Pharmaceuticals Inc.
125 Sidney Street
Cambridge, MA 02139-4807
Althea Contact: [***]
Telephone No: [***]	Office: [***]
Fax No: (617) 299-2899	Fax: [***]
Email: [***]@altus.com	Email: [***]@altheatech.com

Change Order Description	Qty	Unit Price	Total Price

	[***]	[***]	[***]

[***]

[***]

[***]	[***]	[***]	[***]

[***]
[***]

TOTAL			[***]

Pursuant to the terms and conditions of the Drug Product Production and Clinical Supply Agreement dated August 16, 2006 by and between Altus Pharmaceuticals, Inc. and Althea Technologies, Inc. Signatures below acknowledge agreement with the quotation description of services.

ALTUS PHARMACEUTICALS, INC	ALTHEA TECHNOLOGIES, INC.

PRINT NAME	PRINT NAME

TITLE	TITLE

SIGNATURE	SIGNATURE

DATE	DATE

ALTUS PURCHASE ORDER NUMBER

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED
SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT
TO THE COMPANY’S APPLICATION REQUESTING CONFIDENTIAL
TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT.

Contract Change Order No. 13
Altus Pharmaceuticals, Inc. ALTU-238 Phase III Manufacturing

To: [***]	Change Order No: 13
Manager, Contract Manufacturing	Change Order Date: 06-06-07
Altus Pharmaceuticals Inc.
125 Sidney Street
Cambridge, MA 02139-4807
Althea Contact: [***]
Telephone No: [***]	Office: [***]
Fax No: (617) 299-2899	Fax: [***]
Email: [***]@altus.com	Email: [***]@altheatech.com

Change Order Description	Qty	Unit Price	Total Price

	[***]	[***]	[***]

[***]

[***]
[***]

TOTAL			[***]

Pursuant to the terms and conditions of the Drug Product Production and Clinical Supply Agreement dated August 16, 2006 by and between Altus Pharmaceuticals, Inc. and Althea Technologies, Inc. Signatures below acknowledge agreement with the quotation description of services.

ALTUS PHARMACEUTICALS, INC	ALTHEA TECHNOLOGIES, INC.

PRINT NAME	PRINT NAME

TITLE	TITLE

SIGNATURE	SIGNATURE

DATE	DATE

ALTUS PURCHASE ORDER NUMBER

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED
SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT
TO THE COMPANY’S APPLICATION REQUESTING CONFIDENTIAL
TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT.

Contract Change Order No. 17
Altus Pharmaceuticals, Inc. ALTU-238 Phase III Manufacturing

To: [***]	Change Order No: 17
Manager, Contract Manufacturing	Change Order Date: 06-06-07
Altus Pharmaceuticals Inc.
125 Sidney Street
Cambridge, MA 02139-4807
Althea Contact: [***]
Telephone No: [***]	Office: [***]
Fax No: (617) 299-2899	Fax: [***]
Email: [***]@altus.com	Email: [***]@altheatech.com

Change Order Description	Qty	Unit Price	Total Price

	[***]	[***]	[***]

[***]

[***]
[***]
[***]
[***]
[***]
[***]

TOTAL			[***]

Pursuant to the terms and conditions of the Drug Product Production and Clinical Supply Agreement dated August 16, 2006 by and between Altus Pharmaceuticals, Inc. and Althea Technologies, Inc. Signatures below acknowledge agreement with the quotation description of services.

ALTUS PHARMACEUTICALS, INC	ALTHEA TECHNOLOGIES, INC.

PRINT NAME	PRINT NAME

TITLE	TITLE

SIGNATURE	SIGNATURE

DATE	DATE

ALTUS PURCHASE ORDER NUMBER

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED
SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT
TO THE COMPANY’S APPLICATION REQUESTING CONFIDENTIAL
TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT.

Contract Change Order No. 18
Altus Pharmaceuticals, Inc. ALTU-238 Phase III Manufacturing

To: [***]	Change Order No: 18
Manager, Contract Manufacturing	Change Order Date: 06-06-07
Altus Pharmaceuticals Inc.
125 Sidney Street
Cambridge, MA 02139-4807
Althea Contact: [***]
Telephone No: [***]	Office: [***]
Fax No: (617) 299-2899	Fax: [***]
Email: [***]@altus.com	Email: [***]@altheatech.com

Change Order Description	Qty	Unit Price	Total Price

	[***]	[***]	[***]
[***]

[***]
[***]

TOTAL			[***]

Pursuant to the terms and conditions of the Drug Product Production and Clinical Supply Agreement dated August 16, 2006 by and between Altus Pharmaceuticals, Inc. and Althea Technologies, Inc. Signatures below acknowledge agreement with the quotation description of services.

ALTUS PHARMACEUTICALS, INC	ALTHEA TECHNOLOGIES, INC.

PRINT NAME	PRINT NAME

TITLE	TITLE

SIGNATURE	SIGNATURE

DATE	DATE

ALTUS PURCHASE ORDER NUMBER

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED
SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT
TO THE COMPANY’S APPLICATION REQUESTING CONFIDENTIAL
TREATMENT UNDER RULE 24B-2 OF THE EXCHANGE ACT.